UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): October 17, 2006
Technical Olympic USA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32322	76-0460831

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 Hollywood Blvd., Suite 500 N,
Hollywood, Florida 33021

(Address of principal executive office)
Registrant’s telephone number, including area code (954) 364-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Limited Waiver Agreement
EX-10.2 Amendment No. 1 to Credit Agreement

Item 1.01 Entry into a Material Definitive Agreement.
     On October 17, 2006, Technical Olympic USA, Inc. (the “Company”), certain subsidiaries of the Company party thereto as guarantors (the “Guarantors”), the lenders party thereto (the “Lenders”), the financial institution party thereto as issuer (the “Issuer”) and Citigroup North America, Inc. as agent for the lenders and the issuer (the “Administrative Agent”), entered into a Limited Waiver Agreement (the “Consent”). The Consent permitted interim borrowings and provided until October 25, 2006 for the Company to prepare and negotiate an amendment to the Credit Agreement, dated as of March 9, 2006 among the Company, the Lenders, the Issuer and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) which would modify the Borrowing Base and availability under the Credit Agreement and provide collateral by the Company and its subsidiaries to secure their respective obligations under the Credit Agreement and the other loan documents.
     On October 23, 2006, the Company, the Guarantors, the Lenders, the Issuer and the Administrative Agent entered into Amendment No. 1 to the Credit Agreement (the “Amendment”) to, among other things, modify the Borrowing Base and provide such collateral.
     The foregoing descriptions of the Consent and Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such Consent and Amendment, a copy of which is filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference thereto.
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits.
     10.1— Limited Waiver Agreement dated October 17, 2006 among the Company, the Guarantors, the Lenders, the Issuer and the Administrative Agent.
     10.2— Amendment No. 1 to the Credit Agreement dated October 23, 2006 among the Company, the Guarantors, the Lenders, the Issuer and the Administrative Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNICAL OLYMPIC USA, INC.

Date: October 23, 2006	By:	/s/ Randy L. Kotler

Name: Randy L. Kotler
Title: Senior Vice President, Interim Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Limited Waiver Agreement dated October 17, 2006 among the Company, the Guarantors, the Lenders, the Issuer and the Administrative Agent.

10.2—	Amendment No. 1 to the Credit Agreement dated October 23, 2006 among the Company, the Guarantors, the Lenders, the Issuer and the Administrative Agent.